Revenue from collaboration agreements	6 Months Ended
Jun. 30, 2023
Text Block [Abstract]
Revenue from collaboration agreements
5. Revenue from collaboration agreements
The Group currently earns revenue through strategic collaboration agreements with third party pharmaceutical and biotechnology companies. As of June 30, 2023, the Group had four strategic collaboration agreements in place after the collaboration with GSK plc (“GSK”) was terminated in 2022. Three of the four collaboration programs are still at pre-clinical
development stage and IMA401, which is subject of a collaboration with Bristol Myers Squibb (“BMS”) is in clinical development.
Revenue from collaboration agreements were realized with the following partners:

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
	(Euros in thousands)		(Euros in thousands)
Genmab, Denmark	915	4,125	215	7,044
BMS, United States	21,439	12,107	31,935	110,532
GSK, United Kingdom	—	983	—	2,547

Total	22,354	17,215	32,150	120,123

As of June 30, 2023, the Group has not recognized any milestone revenue under the collaboration agreements, due to the scientific uncertainty of achieving the milestones or the successful commercialization of a product. As of June 30, 2023, Immatics had not received any milestone or royalty payments in connection with the collaboration agreements. The Group expects to recognize the remaining deferred revenue balance as revenue as it performs the related performance obligations under each contract.
The revenue for the three and six months ended June 30, 2023 from the collaboration agreement with BMS includes the
Opt-in
payment of €13.7 million. The remaining revenue for the three and six months ended June 30, 2023 from the collaboration with BMS is the revenue recognized over time on a cost-to-cost
basis. The revenue for the six months ended June 30, 2023 from the collaboration agreement with Genmab decreases in comparison to the revenue for the three months ended June 30, 2023, due to the negative revenue for the three months ended March 31, 2023, which is a result of changes to the inputs in the cost-to-cost
model resulting from an increase in the expected cost of the collaboration. The revenue from collaboration agreements with BMS includes the revenue regarding the right-to-use
license for IMA401 amounting to €91.3 million for the six months ended June 30, 2022.
Deferred revenue related to the collaboration agreements consists of the following:

	As of
	June 30, 2023	December 31, 2022
	(Euros in thousands)
Current	67,997	64,957
Non-current	53,559	75,759

Total	121,556	140,716

Deferred revenues are contract liabilities within the scope of IFRS 15. The Group recognized expenses related to the amortization of capitalized cost of obtaining a contract of €0.1 million and €0.2 million for the three months ended June 30, 2023 and June 30, 2022.
The Group recognized expenses related to the amortization of capitalized cost of obtaining a contract of €0.1 million and €0.3 million for the six months ended June 30, 2023 and June 30, 2022.